UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2004

PULTE HOMES, INC.

(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Bloomfield Hills Parkway, Suite 300

Bloomfield Hills, Michigan 48304
(Address of principal executive offices)                     (Zip Code)

Registrant’s telephone number, including area code     (248) 647-2750

(Former name or former address, if changed since last report)

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
Press Release dated July 26, 2004

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 26, 2004, Pulte Homes, Inc. issued a press release announcing earnings for the second quarter ended June 30, 2004. A copy of the press release is furnished with this Current Report on Form 8-K following the signature page and is incorporated in this Item 12 by reference. The information in this Current Report on Form 8-K and the attached press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTE HOMES, INC.
Date: July 26, 2004	By:	/s/ John R. Stoller
		Name:	John R. Stoller
		Title:	Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Second quarter earnings press release dated July 26, 2004.